Exhibit 99.1

Ohad Harlev Appointed to the Board of Directors of Direct Digital Holdings
HOUSTON, June 4, 2026 – Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings," "DDH," or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP") and Orange 142, LLC ("Orange 142"), today announced the appointment of Ohad Harlev to the Company’s Board of Directors.
Mr. Harlev brings extensive experience in executive leadership, business scaling and transformation, product development, and organic and inorganic growth strategies across diverse industries including satellite and telecommunications technology, space technology, and fintech. His background demonstrates a proven track record of building high-performing teams and efficiently deploying capital to support long-term growth.
Mr. Harlev has held senior leadership roles at both public and private companies throughout his career. He currently serves as co-founder and CEO of Gizat Global Communications, developing the company from initial concept into a profitable business with consistent year-over-year earnings growth. Prior to this role, he served as co-founder and CEO of LyteLoop Technologies, Inc., where he developed and promoted a transformative data storage technology that has secured over 30 patents worldwide, and led the company’s fundraising efforts. He also previously served as COO of World-Link Communications, Inc., where he spearheaded the strategic acquisition and integration of a telecommunications business that doubled the company’s size, oversaw day-to-day operations, and managed a multimillion-dollar capital expenditure budget. Mr. Harlev also served as president of RRSat Global Communications Network, where he grew the business into a major player in the US television market and significantly enhanced revenue over an 18-month period.
Mr. Harlev has experience as general and corporate counsel, and holds a Bachelor of Laws degree from Radzyner Law School, as well as a Master of Business Administration from the Arison School of Business in Herzliya, Israel.
Mark Walker, Chief Executive Officer and Chairman of the Board of Directors of Direct Digital Holdings, commented, “On behalf of the Board of Directors, I am pleased to welcome Ohad Harlev to our Board. Ohad brings a wealth of expertise across M&A and organic growth strategy, business scaling, and new product development that align closely with our long-term strategic vision. We’re confident that his experience will be a valuable addition as we continue to explore new organic and inorganic growth opportunities and develop cutting edge technologies that drive long-term growth and value for our shareholders.”
About Direct Digital Holdings
Direct Digital Holdings (Nasdaq: DRCT) is an end-to-end, AI-powered advertising technology and media solutions provider. The Company combines advanced technology with award-winning media and marketing expertise to enhance reach and drive performance for brands, agencies, and publishers of all sizes. Through Orange 142, a leading digital marketing and advertising agency, the Company delivers customized, audience-focused campaigns that enable mid-market and enterprise companies to achieve measurable results across programmatic, search, social, CTV, influencer marketing, and more. The Company also provides curated access to premium digital media inventory through its proprietary media-buying platform. With expertise across high-growth sectors—including Energy, Higher Education, Travel & Tourism, and Financial Services—Direct Digital Holdings helps brands reach and engage audiences more effectively across the evolving digital media ecosystem.
Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-

looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the ability to realize the benefit of our strategic shift to focusing on driving digital marketing spend among historical buyers of managed advertising campaigns and new enterprise customers; the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ability to regain and maintain compliance with the listing standards of the Nasdaq Capital Market; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For more information, visit: https://directdigitalholdings.com.
Contacts:
Investors:
IMS Investor Relations
Walter Frank/Jennifer Belodeau
(203) 972-9200
investors@directdigitalholdings.com